Exhibit 10.1

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

AIRCRAFT SALE AGREEMENT

Dated as of February 11, 2011

BETWEEN

CARGO AIRCRAFT MANAGEMENT, INC.

as BUYER

and

INTERNATIONAL LEASE FINANCE CORPORATION

as SELLER

Aircraft Make and Model:        Used Boeing 757-2Q8ER
Aircraft Manufacturer's Serial Number:        26273
Make and Model of Engines:        Pratt & Whitney PW2037
Serial Numbers of Engines:        P726735 and P726736

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 1	SUMMARY OF TRANSACTION	2
1.1	Decription of Aircraft	2
1.2	Scheduled Closing Date and Location	2
1.3	Sale Price	2
1.4	Deposit	2
1.5	County of Aircraft Registration	2
1.6	SELLER's Bank Account	2

ARTICLE 2	DEFINITIONS	3
2.1	General Definitions	3
2.2	Specific Definitions	6

ARTICLE 3	PLACE AND DATE OF SALE	7
3.1	Place of Sale	7
3.2	Scheduled Closing Date	7
3.3	Delivery and Sale subject to SunExpress Return	7
3.4	No SELLER Liability	7
3.5	Total Loss of Aircraft prior to Sale	7
3.6	Cancellation for Delay	7
3.7	Cancellation for Anticipatory Delay	8
3.8	Damage to Aircraft	8
3.9	Termination of Sale Agreement	8

ARTICLE 4	SALE PRICE, DEPOSIT AND OTHER PAYMENTS	9
4.1	Sale Price	9
4.2	Deposit	9
4.3	Payment of Sale Price Balance	9
4.4	SELLER's Bank Account	9

ARTICLE 5	CONDITION OF AIRCRAFT AT SALE	11
5.1	Condition at Sale	11
5.2	BUYER Inspection of Aircraft at Sale and Demonstration Flight	11
5.3	BUYER's Delivery Inspection Conditions	11
5.4	Disclaimer	11
5.5	Post-Sale Condition	12

i

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 6	CONDITIONS PRECEDENT AND CLOSING	14
6.1	Conditions to BUYER's Obligations	14
6.2	Conditions to SELLER's Obligations	15
6.3	At Closing of Sale	16
6.4	After Closing	17

ARTICLE 7	SELLER ASSIGNMENT OF RIGHTS AND WARRANTIES	18
7.1	Assignable Warranties	18
7.2	Non-Assignable Warranties	18

ARTICLE 8	EXPENSES AND TAXES	19
8.1	Costs and Expenses of Sale	19
8.2	Taxes	19

ARTICLE 9	INDEMNITIES	22
9.1	BUYER's Indemnity	22
9.2	SELLER's Indemnity	22
9.3	After-Tax Basis	23
9.4	Timing of Payment	23
9.5	Subrogation	23
9.6	Notice	23
9.7	Refunds	23
9.8	Defense of Claims	23
9.9	Other Indemnification	23

ARTICLE 10	INSURANCE	24
10.1	SELLER Liability Insurance	24

ARTICLE 11	REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER	26
11.1	Representations and Warranties	26

ARTICLE 12	REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER	28
12.1	Representations and Warranties	28

ARTICLE 13	ASSIGNMENT	30
13.1	Sale or Assignment by BUYER or SELLER	30

ARTICLE 14	NOTICES	31

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

14.1	Manner of Sending Notices	31
14.2	Notice Information	31

ARTICLE 15	GOVERNING LAW AND JURISDICTION	33
15.1	California Law	33
15.2	Non-Exclusive Jurisdiction in California	33
15.3	Service of Process	33
15.4	Prevailing Party in Dispute	33
15.5	Waiver	33

ARTICLE 16	MISCELLANEOUS	34
16.1	No Brokers	34
16.2	Confidentiality	34
16.3	Rights of Parties	34
16.4	Further Assurances	34
16.5	Use of Word "including"	35
16.6	Headings	35
16.7	Invalidity of any Provision	35
16.8	Negotiation	35
16.9	Time is of the Essence	35
16.10	Amendments in Writing	35
16.11	Counterparts	35
16.12	Delivery of Documents by Fax or E-Mail	35
16.13	Entire Agreement	35

EXHIBIT A	AIRCRAFT DESCRIPTION	38

EXHIBIT B	AIRCRAFT DOCUMENTS	39

EXHIBIT C	ACCEPTANCE CERTIFICATE	41

EXHIBIT D	WARRANTY BILL OF SALE	44

EXHIBIT E	ASSIGNMENT OF RIGHTS (AIRFRAME)	46

EXHIBIT F	ASSIGNMENT OF RIGHTS (ENGINES)	50

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

AIRCRAFT SALE AGREEMENT

THIS AIRCRAFT SALE AGREEMENT is made and entered into as of February 11, 2011.

BETWEEN:

CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation whose address and principal place of business is at 7100 TPC Drive, Suite 100, Orlando, Florida, 32822, United States of America ("BUYER") and

INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose address and principal place of business is at 10250 Constellation Blvd., 34th Floor, Los Angeles, California 90067, United States of America ("SELLER").

The subject matter of this Sale Agreement is one (1) used Boeing 757-2Q8ER aircraft and two (2) Pratt & Whitney PW2037 engines which are attached thereto, which SELLER desires to sell to BUYER and BUYER is willing to purchase from SELLER.

In consideration of and subject to the mutual covenants, terms and conditions contained in this Sale Agreement, SELLER hereby agrees to sell to BUYER and BUYER hereby agrees to purchase from SELLER the aircraft and the parties further agree as follows:

RECITALS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 1        SUMMARY OF TRANSACTION

1ARTICLE Field result goes here        SUMMARY OF TRANSACTION

The following is a summary of the sale transaction between BUYER and SELLER. It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Sale Agreement.

1.1)        Description of Aircraft

One (1) used Boeing 757-2Q8ER bearing manufacturer's serial number 26273 and two (2) Pratt & Whitney PW2037 engines bearing manufacturer's serial numbers P726735 and P726736

1.2        Scheduled Closing Date and Location

On or about February 28, 2011 in Tel Aviv, Israel, unless such location creates a tax liability in connection with the purchase and/or sale of the aircraft, in which case SELLER will deliver the Aircraft for sale to BUYER at an alternate location mutually agreed by SELLER and BUYER.

1.3        Sale Price

[*]

1.4        Deposit

[*]

ARTICLE 1
SUMMARY OF TRANSACTION

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

1.5        Country of Aircraft Registration

Turkey

1.6        SELLER's Bank Account

International Lease Finance Corporation
[*]

ARTICLE 1
SUMMARY OF TRANSACTION

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 2        DEFINITIONS

Except where the context otherwise requires, the following words have the following meanings for all purposes of this Sale Agreement. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

2.1    General Definitions.

"Acceptance Certificate" means the Acceptance Certificate in form and substance as provided in Exhibit C.

"Aircraft" means the Airframe, the two (2) Engines, the Parts and the Aircraft Documentation, collectively.

"Aircraft Documentation" means all log books, Aircraft records, manuals and other documents provided by SELLER related to the Aircraft and attached to the Acceptance Certificate.

"Airframe" means the airframe described in Exhibit A together with all Parts relating thereto (except Engines or engines).

"APU" means the auxiliary power unit installed on the Aircraft at the Closing Time.

"Aviation Authority" means the Civil Aviation Administration of Turkey or any Government Entity which under the Laws of Turkey from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in Turkey.

"Bill of Sale" means a bill of sale in form and substance as provided in Exhibit D.

"Business Day" means a day other than a Saturday or Sunday on which the banks in the city where SELLER's Bank is located and the city where Buyer's Bank is located are open for the transaction of business of the type required by this Sale Agreement.

"Buyer's Bank" means SunTrust Bank of Central Florida, N.A., Orlando, Florida.

"Cape Town Convention" means both the Convention and the Protocol.

ARTICLE 2
DEFINITIONS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

"Closing Date" means the date on which the Sale occurs.
"Closing Time" means the moment at which the Sale occurs.

"Convention" means the Convention on International Interests in Mobile Equipment which was adopted on November 16, 2001, at a diplomatic conference held in Cape Town, South Africa, as it may be amended from time to time.

"Dollars" and "$" means the lawful currency of the United States of America.

"EASA" means the European Aviation Safety Agency or any successor thereto. Where it is stated in this Sale Agreement that a repair station or a repair, overhaul or maintenance facility will be an "EASA‑approved" station or facility, such station or facility must be approved by EASA to perform maintenance and repair work on the Aircraft, an Engine or Part submitted to it for maintenance or repair, as applicable.

"Engine" means (a) each of the engines listed on the Acceptance Certificate which shall be the engines described in Exhibit A or any other engines which SELLER and BUYER agree in writing will be substituted therefor and (b) all Parts installed in or on any of such engines at Sale (or substituted, renewed or replacement Parts in accordance with this Sale Agreement).

"Engine Manufacturer" means Pratt & Whitney.

"FAA" means the Federal Aviation Administration of the Department of Transportation or any successor thereto under the Laws of the U.S.

"FAA Counsel" means Daugherty, Fowler, Peregrin, Haught & Jenson, whose address is 204 North Robinson, Suite 900, Oklahoma City, OK 73102.

"Government Entity" means any (a) national, state or local government, (b) board, commission, department, division, instrumentality, court, agency or political subdivision thereof and (c) association, organization or institution of which any of the entities listed in (a) or (b) is a member or to whose jurisdiction any such entity is subject.

"International Registry" means the international registration facilities established for the purposes of the Cape Town Convention.

"Landing Gear" means the installed main and nose landing gear, components and their associated actuators, side braces and parts.

ARTICLE 2
DEFINITIONS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

"Law" means any (a) statute, decree, constitution, regulation, order or any directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party and (c) judicial or administrative interpretation or application of any of the foregoing.

"Manufacturer" means The Boeing Company.

"Part" means any part, component, appliance, system module, engine module, accessory, material, instrument, communications equipment, furnishing, module, SELLER‑furnished equipment or other item of equipment (other than complete Engines or engines) installed in or attached to the Airframe or any Engine to which SELLER has title.

"Person" means any individual, firm, partnership, joint venture, trust, corporation, Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

"Protocol" means the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment which was adopted on November 16, 2001, at a diplomatic conference held in Cape Town, South Africa, as it may be amended from time to time.

"Sale" means the tender for sale of the Aircraft by SELLER to BUYER and BUYER's purchase of the Aircraft from SELLER in accordance with this Sale Agreement.

"Sale Agreement" means this Aircraft Sale Agreement, together with all Exhibits hereto.

"Security Interest" means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

"State of Registration" means Turkey.

"SunExpress" means SunExpress A.S., a company organized under the Laws of Turkey.

ARTICLE 2
DEFINITIONS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

"SunExpress Lease" means the aircraft lease agreement between SunExpress and SELLER pursuant to which SunExpress leased the Aircraft from SELLER.

"Total Loss of the Aircraft" means the destruction, damage beyond repair, or permanent rendering unfit for normal use for any reason whatsoever of the Aircraft, or the constructive total loss of the Aircraft.

"U.S." means the United States of America.

"Warranties Assignments" means the assignments of warranties in the form and substance set forth in Exhibits E and F.

2.2        Specific Definitions. The following terms are defined in the Articles or Exhibits referenced below:

Terms	Article
Buyer Indemnitee	9.1
BUYER's Assignee	13.1
Delivery Conditions	5.1
Delivery Inspection	5.2
Delivery Location	3.1
Deposit	4.2.1
Deregistration Notice	6.1.7
Expenses	9.1
FAA Bill of Sale	6.1.9(b)
Indemnitees	9
Initial Inspection	5.3
Operative Documents	11.1.3
Run-On Period	10.1
Sale Location	3.1
Sale Price	4.1
Sale Price Balance	4.3
Sales Taxes	8.2.1
Scheduled Closing Date	3.2
Security Deposit	4.2.1
Seller Additional Insureds	10.1
Seller Indemnitee	9.2
SELLER's Bank	4.4

ARTICLE 2
DEFINITIONS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

Terms	Article
Taxes	8.2.2

ARTICLE 2
DEFINITIONS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 3        PLACE AND DATE OF SALE

3.1    Place of Sale. SELLER will deliver the Aircraft for sale to BUYER in Tel Aviv, Israel (the "Delivery Location"), unless such location creates a tax liability in connection with the purchase and/or sale of the Aircraft, in which case SELLER will deliver the Aircraft for sale to BUYER at an alternate location mutually agreed by SELLER and BUYER (the "Sale Location").

3.2        Scheduled Closing Date. As of the date of this Sale Agreement, the Sale of the Aircraft by SELLER to BUYER is scheduled on or about February 28, 2011 (the "Scheduled Closing Date").

3.3        Delivery and Sale subject to SunExpress Return. SELLER and BUYER expressly acknowledge that delivery and the Sale of the Aircraft to BUYER is subject to and conditioned upon redelivery of the Aircraft by SunExpress to SELLER in accordance with the terms of the SunExpress Lease.

3.4        No SELLER Liability. SELLER will not be liable for any loss or expense, or any loss of profit, arising from any delay or failure in delivery of the Aircraft to BUYER unless such delay or failure arises as a direct consequence of the willful misconduct of SELLER, and in no event will SELLER be liable for any delay or failure which is caused by any breach or delay on the part of SunExpress.

3.5        Total Loss of Aircraft prior to Sale. If a Total Loss of the Aircraft occurs prior to Sale, neither party will have any further liability to the other except that SELLER will return to BUYER the Deposit in accordance with Article 4.2.3.

3.6        Cancellation for Delay. If a delay, not caused by BUYER's or SELLER's breach of this Sale Agreement, causes Delivery to be delayed beyond May 1, 2011, or if Delivery is delayed beyond a date which is five (5) days after the date BUYER prepositions an irrevocable acceptance certificate with FAA Counsel in accordance with Article 6.1.7 due to a delay in receiving the Notice of Deregistration, either party may terminate this Sale Agreement at any time after the earlier of May 1, 2011 or such date five days after BUYER prepositions that certificate by written notice to the other, and this Sale Agreement will terminate upon receipt of such notice. However, so long as no notice of termination has then been given by either party, the party subject to the delay may give written notice to the other of a date on which Delivery will occur, which date must be reasonable, must be a Business Day, must be not less than five (5) Business Days

ARTICLE 3
PLACE AND DATE OF SALE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

following the other party's receipt of that notice of Delivery (unless otherwise agreed by the other party) and may not be greater than twenty (20) Business Days following receipt of that notice of Delivery, and neither party shall thereafter have a right to terminate under this Article 3.6 so long as Delivery occurs on that date (or on another date mutually agreed by the parties). If Delivery does not occur on such date, then either party may thereafter terminate this Agreement as provided in this Section 3.6. In the event of termination under this Article 3.6, neither party will have any further liability to the other except that SELLER will return to BUYER the Deposit in accordance with Article 4.2.3.

3.7        Cancellation for Anticipatory Delay. Promptly after SELLER becomes aware that in SELLER's opinion a delay will cause the Sale to be delayed beyond May 1, 2011, SELLER will notify BUYER. By written notice to the other delivered at any time following BUYER's receipt of such notice from SELLER, either party may terminate this Sale Agreement effective upon receipt of such notice of termination. However, so long as no notice of termination has then been given by either party, the party subject to the delay may give written notice to the other of a date on which Delivery will occur, which date must be reasonable, must be a Business Day, must be not less than five (5) Business Days following the other party's receipt of that notice of Delivery (unless otherwise agreed by the other party ) and may not be greater than twenty (20) Business Days following receipt of that notice of Delivery, and neither party shall thereafter have a right to terminate under this Article 3.7 so long as Delivery occurs on that date (or on another date mutually agreed by the parties). If Delivery does not occur on such date, then either party may thereafter terminate this Agreement as provided in this Article 3.7. In the event of such termination, neither party will have any further liability to the other except that SELLER will return to BUYER the Security Deposit in accordance with Article 4.2.3.

3.8        Damage to Aircraft. If prior to the Closing Date, but after the inspection of the Aircraft by BUYER which occurred immediately prior to the execution of this Sale Agreement by BUYER, the Aircraft incurs damage which is reasonably determined to materially diminish the value of the Aircraft, SELLER and BUYER will meet to establish a revised value for the Aircraft (the "Adjusted Sale Price"). If SELLER and BUYER are unable to agree upon the Adjusted Sale Price, the parties will select a neutral third party to make such determination and the cost of such neutral third party will be shared equally by both parties. If it is determined that the Adjusted Sale Price is not less than five percent (5%) below the Sale Price, SELLER will sell the Aircraft and BUYER will purchase the Aircraft for the Adjusted Sale Price. If it is determined that the Adjusted Sale Price for the Aircraft is five percent (5%) or more below the Sale Price, either SELLER or BUYER may elect without penalty, within ten (10) days after the determination of such revised value, to terminate this Sale Agreement.

ARTICLE 3
PLACE AND DATE OF SALE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

3.9        Termination of Sale Agreement. This Sale Agreement will terminate pursuant to Articles 3.6, 3.7 or 3.8 or due to a Total Loss of the Aircraft prior to the Sale pursuant to Article 3.5.

ARTICLE 3
PLACE AND DATE OF SALE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 4        SALE PRICE, DEPOSIT AND OTHER PAYMENTS

4.1        Sale Price. The sale price for the Aircraft will be [*] (the "Sale Price").

4.2        Deposit.

4.2.1     BUYER has paid SELLER, and SELLER hereby acknowledges receipt of, a deposit of [*] for its purchase of the Aircraft (the "Deposit").

4.2.2     The Deposit may be commingled with SELLER's general funds and any interest earned on such Deposit will be for SELLER's account. The Deposit will serve as security for the performance by BUYER of its obligations under this Sale Agreement and may be applied by SELLER upon a breach by BUYER of its obligations under this Sale Agreement.

4.2.3     Upon termination of this Sale Agreement in accordance with Article 3.9 other than if a breach by BUYER of its obligations under this Sale Agreement has occurred and is continuing, SELLER will return to BUYER the amount of the Deposit then held by SELLER, without interest.

4.3        Payment of Sale Price Balance. Provided the conditions to each of SELLER's and BUYER's obligation to sell or purchase the Aircraft, as applicable, have been met, upon SELLER's tender to BUYER of the Aircraft for Sale in the condition required and in accordance with this Sale Agreement on the Closing Date, BUYER will pay to SELLER the Sale Price less the Deposit (the "Sale Price Balance").

4.4        SELLER's Bank Account. The Deposit and Sale Price Balance and any other amounts due under this Sale Agreement will be paid by wire transfer of immediately available U.S. Dollar funds to SELLER's bank account at:

International Lease Finance Corporation
[*]or to such other bank account as SELLER may from time to time designate by written notice ("SELLER's Bank").

ARTICLE 4
SALE PRICE, DEPOSIT AND OTHER PAYMENTS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 5        CONDITION OF AIRCRAFT AT SALE

5.1        Condition at Sale. On the Closing Date, the Aircraft shall be in serviceable condition, shall possess a valid airworthiness certificate (and, if requested by BUYER, a valid Export Certificate of Airworthiness) issued by the Aviation Authority and the Aircraft, as fully described in Exhibit A, will be purchased in "AS IS, WHERE IS" condition subject to the satisfaction of the conditions contained in Articles 5.2 and 5.3 below. For the avoidance of doubt, on the Closing Date, the Airframe and Engines shall be equipped with the same Parts, or with Parts reasonably acceptable to BUYER of equivalent serviceability and value, as it was equipped during the Initial Inspection and the Delivery Inspection, and the Aircraft Documentation shall include the log books, Aircraft records, manuals and other documents returned to SELLER by SunExpress under the SunExpress Lease or otherwise in SELLER's possession, including, without limitation, those records listed on Exhibit B. The description of the condition of the Aircraft on the Closing Date set forth herein will expire immediately upon the acceptance of the Aircraft by BUYER as evidenced by the execution by BUYER of the Acceptance Certificate.

5.2        BUYER Inspection of Aircraft at Sale and Demonstration Flight. During the return process from SunExpress, BUYER will have the opportunity to observe systems functional checks of the Aircraft, participate as observer on the SunExpress Lease redelivery demonstration flight and participate through SELLER in an inspection of the Aircraft Documentation (the "Delivery Inspection"). BUYER acknowledges that, as between BUYER and SELLER, in accepting the Aircraft BUYER is relying on its own inspection and knowledge of the Aircraft in determining whether the Aircraft meets the requirements of this Sale Agreement.

5.3        BUYER's Delivery Inspection Conditions. During the Delivery Inspection, BUYER shall have the opportunity to confirm that (i) the Aircraft is fresh from a completed S4C check, (ii) the Aircraft (including the Airframe, Engines and Parts) has zero hours consumed since BUYER's inspection prior to January 12, 2011 (the "Initial Inspection") (excluding hours consumed on the acceptance/test flight), (iii) the Aircraft is airworthy and serviceable, (iv) the Aircraft has a valid Certificate of Airworthiness (or a Turkish Export Certificate of Airworthiness that may be substituted therefor), and (v) there have been no substantial deviations to the condition of the Aircraft from the time of the Initial Inspection to the Closing Date, other than the completion of the S4C check in progress at the time of the Initial Inspection.

5.4        Disclaimer. THE AIRCRAFT AND EACH PART THEREOF IS BEING SOLD IN ITS THEN "AS IS, WHERE IS" CONDITION ON THE CLOSING DATE, WITHOUT ANY

ARTICLE 5
CONDITION OF AIRCRAFT AT SALE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

REPRESENTATION, WARRANTY OR GUARANTEE OF ANY KIND BEING MADE OR GIVEN BY SELLER, ITS SERVANTS OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE.

5.4.1     FROM AND AFTER THE RECEIPT BY SELLER OF THE ACCEPTANCE CERTIFICATE, THE FOLLOWING SHALL APPLY: WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SPECIFICALLY DISCLAIMS, AND EXCLUDES HEREFROM (a) ANY WARRANTY AS TO THE AIRWORTHINESS, VALUE, DESIGN, QUALITY, MANUFACTURE, OPERATION, OR CONDITION OF THE AIRCRAFT; (b) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE; (c) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF FREEDOM FROM ANY RIGHTFUL CLAIM BY WAY OF INFRINGEMENT OR THE LIKE; (d) ANY IMPLIED REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (e) ANY EXPRESS OR IMPLIED WARRANTY REGARDING THE CONDITION OF THE AIRCRAFT; AND (f) ANY OBLIGATION OR LIABILITY OF SELLER ARISING IN CONTRACT OR IN TORT (INCLUDING STRICT LIABILITY OR SUCH AS MAY ARISE BY REASON OF SELLER'S NEGLIGENCE) ACTUAL OR IMPUTED, OR IN STRICT LIABILITY, INCLUDING ANY OBLIGATION OR LIABILITY FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT OR FOR ANY LIABILITY OF BUYER TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGE WHATSOEVER. NO AGREEMENT ALTERING OR EXTENDING SELLER'S LIABILITY FOR WARRANTIES SHALL BE BINDING UPON SELLER UNLESS IN WRITING AND EXECUTED BY A DULY AUTHORIZED OFFICER OF SELLER.

5.4.2     DELIVERY BY BUYER TO SELLER OF THE ACCEPTANCE CERTIFICATE SHALL BE CONCLUSIVE PROOF AS BETWEEN SELLER AND BUYER THAT BUYER'S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT AND EACH PART THEREOF AND THAT THE AIRCRAFT AND EACH PART THEREOF IS AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR, WITHOUT DEFECT (WHETHER OR NOT DISCOVERABLE ON THE CLOSING DATE) AND IN EVERY WAY SATISFACTORY TO BUYER.

ARTICLE 5
CONDITION OF AIRCRAFT AT SALE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

5.5        Post-Sale Condition. BUYER agrees that as from the Closing Time SELLER shall not be liable for any liability, claim, loss, damage or expense of any kind or nature caused directly or indirectly by the Aircraft or any part thereof, by any inadequacy of the Aircraft for any purpose or any deficiency or defect therein, by the use or performance of the Aircraft, by any maintenance or repairs to the Aircraft, by any interruption or loss of service or use of the Aircraft or by any loss of business or other consequential damage or any damage whatsoever, howsoever caused including the negligence of SELLER. SELLER shall bear no liability whatsoever for the cost of modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

ARTICLE 5
CONDITION OF AIRCRAFT AT SALE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 6        CONDITIONS PRECEDENT AND CLOSING

6.1        Conditions to BUYER's Obligations. BUYER's obligation under this Sale Agreement to purchase the Aircraft from SELLER is subject to and contingent upon the satisfaction or waiver of the following conditions precedent (it being understood that SELLER's obligation to deliver any of the documents described in this Article 6 is conditioned upon the satisfaction or waiver of each of the conditions set forth in Article 6.2):

6.1.1     The Aircraft will conform to the description and condition required by Article 5.1.

6.1.2     The representations and warranties of SELLER contained in Article 12 shall be true and correct on and as of the Closing Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and SELLER will have delivered to BUYER a certificate signed by an officer of SELLER certifying the same.

6.1.3     SELLER will have delivered to BUYER: (a) evidence satisfactory to it that SELLER has all necessary corporate and other authorization to enter into and perform under this Sale Agreement, and (b) an incumbency certificate from the Secretary of SELLER as to the Person or Persons authorized to execute and deliver documents on behalf of SELLER hereunder.

6.1.4     No litigation will be pending or, to the knowledge of SELLER, threatened, against SELLER which challenges or questions the validity or legality of the execution, delivery or performance by SELLER of this Sale Agreement, or which, if adversely determined, would adversely affect the right, power and authority of SELLER to consummate the transactions contemplated hereby.

6.1.5     No suit, action or other proceeding by any Government Entity shall have been instituted or threatened which questions in any material way the validity or legality of the transactions contemplated hereunder.

6.1.6     A Total Loss of the Aircraft will not have occurred on or before the Closing Date.

6.1.7     SELLER shall have caused the Aircraft to have been deregistered with the Aviation Authority, and BUYER shall have received, or confirmed receipt by the FAA of, a

ARTICLE 6
CONDITIONS PRECEDENT AND CLOSING

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

copy of a notice of such deregistration issued by the Aviation Authority in a form sufficient to allow registration of the Aircraft by the FAA, if available, or other evidence reasonably acceptable to BUYER confirming the deregistration of the Aircraft by the Aviation Authority sufficient to allow registration by the FAA (the "Deregistration Notice") and the provision by the Aviation Authority to the FAA of the Deregistration Notice in such form; provided, however, that SELLER shall only be obligated to cause the deregistration of the Aircraft with the Aviation Authority upon BUYER prepositioning with FAA Counsel an irrevocable acceptance of the Aircraft under this Sale Agreement, whose delivery to SELLER shall be subject only to the receipt of the Deregistration Notice. BUYER shall provide hull insurance for the Aircraft with limits of not less than [*], naming SELLER as an additional insured and loss payee, as SELLER's interest may appear, with such liability and hull insurance becoming effective upon the submission by SELLER to the Aviation Authority of its request that the Aircraft be deregistered. BUYER's obligation to name SELLER as an additional insured and loss payee under BUYER's hull insurance shall expire at the time title to the Aircraft passes to BUYER hereunder, and BUYER's obligation to provide liability insurance shall continue thereafter as and to extent required under Article 10. At the same time BUYER prepositions its irrevocable acceptance of the aircraft with FAA Counsel, BUYER shall provide to SELLER a certificate of insurance reflecting the coverage required by this Section 6.1.7 as well as by Article 10, and SELLER shall not be required to cause the deregistration of the Aircraft unless and until SELLER receives from BUYER that certificate of insurance. In the event the Deregistration Notice is not timely received and this Agreement is terminated under the provision of Article 3.6, BUYER's obligation to provide insurance required by this Agreement shall terminate upon the termination of this Agreement.

6.1.8     SELLER will have executed and tendered to BUYER the Warranty Assignments.

6.1.9     SELLER will have prepositioned with FAA Counsel the following documents:

(a)    an original executed and undated Bill of Sale;

(b)    an original executed and undated aircraft bill of sale in the form of AC Form 8050-2 (or any replacement form issued by the FAA) required by the FAA for registration of the Aircraft(the "FAA Bill of Sale"); and

(c)    a copy of a valid export certificate of airworthiness issued by the Aviation Authority.

ARTICLE 6
CONDITIONS PRECEDENT AND CLOSING

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

6.2        Conditions to SELLER's Obligations. SELLER's obligation under this Sale Agreement to sell the Aircraft to BUYER is subject to and contingent upon the satisfaction or waiver of the following conditions precedent (it being understood that BUYER's obligation to deliver any documents or funds described in this Article 6 is subject to satisfaction or waiver of each of the conditions set forth in Article 6.1):

6.2.1     The representations and warranties of BUYER contained in Article 11 shall be true and correct as of the Closing Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and BUYER will have delivered to SELLER a certificate signed by an officer of BUYER certifying the same.

6.2.2     If BUYER is required to have board of managers approval to purchase the Aircraft from SELLER, BUYER will have delivered to SELLER certified copies of resolutions of the board of managers of BUYER or other written evidence of appropriate corporate action, duly certifying and authorizing the sale of the Aircraft hereunder and the execution, delivery and performance of this Sale Agreement, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver documents on behalf of BUYER hereunder.

6.2.3     No litigation will be pending or, to the knowledge of BUYER, threatened, against BUYER which challenges or questions the validity or legality of the execution, delivery or performance by it of this Sale Agreement, or which, if adversely determined, would adversely affect the right, power and authority of BUYER to consummate the transactions contemplated hereby.

6.2.4     No suit, action or other proceeding by any Government Entity shall have been instituted or threatened which questions in any material way the validity or legality of the transactions contemplated hereunder.

6.2.5     A Total Loss of the Aircraft will not have occurred on or before the Closing Date.

6.2.6     SELLER shall have received an insurance certificate evidencing the insurances required by Article 10.

6.2.7     BUYER will have will have prepositioned with FAA Counsel an original executed Acceptance Certificate.

ARTICLE 6
CONDITIONS PRECEDENT AND CLOSING

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

6.2.8     BUYER will have executed and tendered to SELLER the Warranty Assignments.

6.3        At Closing of Sale. Subject to satisfaction or waiver by BUYER or SELLER, as applicable, of the conditions set forth in Articles 6.1 and 6.2, at the closing of the Sale, the following shall take place:

6.3.1     FAA Counsel will confirm to SELLER and BUYER its receipt of the documents required to be prepositioned with FAA Counsel under Article 6.1.9 and Article 6.2.7;

6.3.2     BUYER will pay to SELLER an amount equal to the Sale Price Balance;

6.3.3 SELLER will cause a valid export certificate of airworthiness issued by the Aviation Authority to be delivered to the Aircraft;

6.3.3     SELLER will irrevocably direct FAA Counsel to date and release to BUYER the documents described in Article 6.1.9 and BUYER will irrevocably direct FAA Counsel to date and release to SELLER the documents described in Article 6.2.7, in each case upon SELLER's receipt from BUYER of an amount equal to the Sale Price Balance;

6.3.4     Upon SELLER's receipt from Buyer of an amount equal to the Sale Price Balance, FAA Counsel will release to BUYER the documents described in Article 6.1.9 and will release to SELLER the documents described in Article 6.2.7;

6.3.5     SELLER and BUYER will each release and deliver the Warranties Assignments; and

6.3.6     At the Closing Time, all risk of loss or damage to the Aircraft will pass from SELLER to BUYER.

6.4        After Closing. Immediately after the Sale, the following will occur:

6.4.1     BUYER will cause the Aircraft to be registered with the FAA. SELLER will reasonably assist in that procedure as may be required, at BUYER's cost.

6.4.2     SELLER and BUYER will make and/or consent to all appropriate registrations, if any, in the International Registry in connection with the Sale in accordance with the Cape Town Convention.

ARTICLE 6
CONDITIONS PRECEDENT AND CLOSING

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

6.4.3     SELLER will obtain the signatures of Manufacturer and the Engine Manufacturer upon the respective Warranties Assignments and will deliver original counterparts of such fully-executed documents to BUYER.

ARTICLE 6
CONDITIONS PRECEDENT AND CLOSING

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 7        SELLER ASSIGNMENT OF RIGHTS AND WARRANTIES

7.1        Assignable Warranties. At the time of Sale, SELLER will assign to BUYER any assignable warranties and indemnities given to SELLER by Manufacturer and the Engine Manufacturer, including any rights which may have accrued prior to Sale but which have not been fully exercised by SELLER. Effective at the Closing Time, all other vendor warranties with respect to the Aircraft are hereby assigned by SELLER to BUYER.

7.2        Non-Assignable Warranties. To the extent that any warranty or indemnity given to SELLER by Manufacturer and others with respect to the Aircraft cannot be assigned, BUYER will be entitled to take such action to enforce such warranty or indemnity in the name of SELLER against Manufacturer and such other parties as BUYER sees fit, but subject to BUYER's first ensuring that SELLER is indemnified and secured to SELLER's satisfaction against all losses, damages, costs, expenses and liabilities thereby incurred or to be incurred.

ARTICLE 7
SELLER ASSIGNMENT OF RIGHTS AND WARRANTIES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 8        EXPENSES AND TAXES

8.1        Costs and Expenses of Sale. Except as otherwise expressly set forth in this Sale Agreement, BUYER and SELLER will each pay its own costs and expenses (including the fees and expenses of its own legal, tax, or other advisers) incurred in connection with the sale and purchase of the Aircraft, including, without limitation, any costs and expenses incurred in reviewing, negotiating and documenting this Sale Agreement; provided, however, that in the event that the Sale Location is other than the Delivery Location and the Aircraft must be ferried for Delivery to a location other than Jacksonville, Florida, BUYER and SELLER shall share equally the direct costs of any deviation from a flight plan from the Delivery Location to Jacksonville, Florida, which costs may include, without limitation, fuel, landing fees, and the temporary registration of the Aircraft by SELLER in order to ferry the Aircraft to an acceptable jurisdiction to complete the Sale. For the avoidance of doubt, (i) SELLER agrees to pay all costs and expenses related to the deregistration of the Aircraft in the name of SunExpress in Turkey, and BUYER agrees to pay all costs and expenses related to the subsequent registration the Aircraft in the name of BUYER in the jurisdiction of BUYER's choice, and (ii) the provisions of this Article 8.1 do not apply to any taxes relating to the sale of the Aircraft which are specifically addressed in Article 8.2.

8.2    Taxes.

8.2.1     BUYER and SELLER shall cooperate with each other in all reasonable respects to lawfully mitigate or eliminate the imposition of any Tax imposed solely and directly on the transactions contemplated under this Sale Agreement including without limitation the payment of the Sale Price, delivery of, and transfer of title to the Aircraft by SELLER to BUYER in consummation of the Sale by any Government Entity or taxing authority claiming jurisdiction at the time of the Sale (collectively "Sales Taxes"). The Sale Price of the Aircraft does not include the amount of any Sales Taxes that may be imposed by any Government Entity in any jurisdiction as a result of the Sale of the Aircraft under this Sale Agreement.

ARTICLE 8
EXPENSES AND TAXES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

8.2.2     Notwithstanding the provisions of Article 8.2.1, except as set forth in Article 8.2.3 BUYER agrees to pay promptly when due, and to indemnify and hold harmless SELLER on a full indemnity basis from and against all license and registration fees and all taxes, fees, levies, imposts, duties, charges, deductions or withholdings of any nature (including without limitation any value added, transfer, sales, gross receipts, use, business, excise, turnover, stamp or other tax) and any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon BUYER, SELLER, all or part of the Aircraft or any Engine, or otherwise) by any Government Entity, taxing authority, or international taxing authority, if and to the extent directly resulting from the sale, purchase, delivery or registration of the Aircraft as contemplated hereunder (collectively "Taxes", and each individually, a "Tax").

8.2.3     The indemnity provided for in Article 8.2.2 does not extend to, and the definition of Taxes shall not included, any of the following Taxes:

(a)    Taxes imposed by any governmental jurisdiction, including without limitation, the U.S. and the State of California, on the net income, gross receipts, capital or net worth of SELLER (except in the case of a tax on receipts, any Tax in the nature of a sales or transfer tax imposed as a direct result of the transfer of title to the Aircraft and payment of the purchase price hereunder and measured by the purchase price);

(b)    Taxes attributable to the period prior to Sale;

(c)    Taxes attributable to SELLER's presence or activities in the taxing jurisdiction unrelated to the transaction contemplated by this Sale Agreement; or

(d)    Taxes attributable to SELLER's gross negligence, willful misconduct or breach of this Sale Agreement.

8.2.4     The amount which BUYER is required to pay with respect to any Taxes that are subject to the indemnity set forth in Article 8.2.2 is an amount sufficient to restore SELLER on an after‑tax basis to the same position SELLER would have been in had such Taxes not been incurred.

8.2.5     Any amount payable to SELLER pursuant to Article 8.2.2 will be paid within thirty (30) days after receipt of a written demand therefor from SELLER accompanied by a written statement with supporting documentation describing and documenting in reasonable detail the basis for such indemnity and the computation of the amount so

ARTICLE 8
EXPENSES AND TAXES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

payable, provided, however, that such amount need not be paid by BUYER prior to the earlier of (a) the date any Tax is payable to the appropriate Government Entity or taxing authority or (b) in the case of amounts which are being contested by BUYER in good faith or by SELLER pursuant to Article 8.2.6, the date such contest is finally resolved.

8.2.6     If a claim is made against SELLER for Taxes with respect to which BUYER is liable for a payment or indemnity under this Sale Agreement, SELLER will promptly give BUYER notice in writing of such claim, provided, however, that SELLER's failure to give notice will not relieve BUYER of its obligations hereunder except to the extent such failure materially impairs or precludes Buyer's ability to contest the claim. So long as (a) a contest of such Taxes does not involve any danger of the sale, forfeiture or loss of the Aircraft or any interest therein, (b) if SELLER so requests, BUYER has provided SELLER (at Buyer's expense) with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim and (c) adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then SELLER at Buyer's written request will in good faith, with due diligence and at Buyer's expense, contest (or permit BUYER to contest in the name of BUYER or SELLER) the validity, applicability or amount of such Taxes.

8.2.7     Upon receipt by SELLER of a refund of all or any part of any Taxes for which BUYER has paid SELLER indemnification, SELLER will pay to BUYER the net amount of such refunded Taxes.

8.2.8     BUYER and SELLER will cooperate with one another in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing.

ARTICLE 8
EXPENSES AND TAXES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 9        INDEMNITIES

9.1        BUYER's Indemnity. BUYER agrees to defend, indemnify and hold harmless SELLER and ILFC Ireland Limited, and all of their respective officers, directors, employees, agents and shareholders (each, individually, a "Seller Indemnitee" or an "Indemnitee") from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, disbursements and expenses of every kind and nature ("Expenses"), including legal fees and costs incident thereto or incident to establishing the right to indemnification, which may be incurred by a Seller Indemnitee after the Closing Time arising directly or indirectly out of or in any way connected with (a) the ownership, maintenance, repair, modification, possession, control, storage, use or operation of the Aircraft or any Engine after the Closing Time, or (b) the breach of any of BUYER's obligations, covenants, representations, or warranties hereunder; provided, however, that the foregoing indemnity will not extend to Expenses incurred by a Seller Indemnitee which result from the willful misconduct of such Seller Indemnitee.

9.2        SELLER's Indemnity. SELLER agrees to defend, indemnify and hold harmless BUYER and affiliated companies directly or indirectly owned by Air Transport Services Group, Inc. and their respective officers, directors, employees, agents and shareholders (each, individually a "Buyer Indemnitee" or an "Indemnitee" ) from any and all Expenses, including legal fees and costs incident thereto or incident to establishing the right to indemnification, which may be incurred by a Buyer Indemnitee after the Closing Time arising directly or indirectly out of or in any way connected with (a) the ownership, maintenance, repair, modification, possession, control, storage, use or operation of the Aircraft or any Engine prior to the Closing Time (so long as (i) the acts, omissions or events which caused the incident, accident, or occurrence giving rise to such Expenses and (ii) such incident, accident, or occurrence itself all occurred prior to the Closing Time); or (b) the breach of any of SELLER's obligations, covenants, representations and warranties hereunder; provided, however, that the foregoing indemnity will not extend to Expenses incurred by a Buyer Indemnitee which result from the willful misconduct of such Buyer Indemnitee. For avoidance of doubt, if an accident, incident, or loss occurs after the Closing Time which was due in whole or in part to acts, omissions, or events which occurred prior to the Closing Time or to the ownership, maintenance, repair, modification, possession, control, storage, use or operation of the Aircraft or any Engine prior to the Closing Time, the provisions of Article 9.1 will apply. Nothing in this Article 9.2 shall be construed to supersede or in any way affect or override the provisions of Article 5 hereof or to permit a claim by BUYER against SELLER based on the condition, manufacture, design, maintenance, service, repair, overhaul, improvement, modification or alteration, use or operation of the Aircraft or any Engine.

ARTICLE 9
INDEMNITIES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

9.3        After‑Tax Basis. The amount which BUYER or SELLER, as applicable, in its capacity as an indemnitor under this Article 9 (and in such capacity each is sometimes referred to as an "Indemnitor") will be required to pay with respect to any Expense indemnified against hereunder will be an amount sufficient to restore the Buyer Indemnitee or the Seller Indemnitee, as the case may be, to the same position in which such Indemnitee would have been had such Expense not been incurred.

9.4        Timing of Payment. Subject to Articles 9.6 and 9.8, it is the intent of the parties that an Indemnitee will have the right to indemnification for Expenses as soon as a claim is made, whether or not meritorious and whether or not liability is established.

9.5        Subrogation. Upon payment in full of any indemnity by an Indemnitor, such Indemnitor will be subrogated to any right of the applicable Indemnitee in respect of the matter against which such indemnity has been made.

9.6        Notice. Each Indemnitee will give prompt written notice of any liability for which an Indemnitor is, or may be, liable under this Article 9, provided, however, that failure to give such notice will not terminate any of the rights of the Indemnitees under this Article 9 except to the extent that the Indemnitor has been materially prejudiced by the failure to provide such notice.

9.7        Refunds. If an Indemnitee obtains a recovery of all or any part of any amount which an Indemnitor has paid to such Indemnitee, such Indemnitee will pay to the Indemnitor the amount recovered less any costs and expenses incurred in connection with such recovery.

9.8        Defense of Claims. Unless a default hereunder has occurred and is continuing, an Indemnitor and its insurers will have the right (in each such case at the Indemnitor's sole expense) to investigate or, provided that the Indemnitor and its insurers have not reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, defend or compromise any claim covered by such Indemnitor's insurance for which indemnification is sought pursuant to this Article and the Indemnitees will cooperate with the Indemnitor or its insurers with respect thereto. If the Indemnitor or its insurers are retaining attorneys to handle such claim, such counsel must be reasonably satisfactory to the applicable Indemnitees. If not, or if the Indemnitor and its insurers have reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, the Indemnitees will have the right to retain counsel of their choice at the Indemnitor's expense.

ARTICLE 9
INDEMNITIES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

9.9        Other Indemnification. The indemnification under this Article 9 shall be effective even though an Indemnitee may have an agreement or claim for indemnification with respect to the same matters with or from another Person.

ARTICLE 9
INDEMNITIES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 10        INSURANCE

10.1        SELLER Liability Insurance. For a period beginning on the Sale Date and ending three (3) years thereafter (the "Run‑On Period"), BUYER will name, or will cause the operator of the Aircraft to name (each, a "Buyer's Lessee"), SELLER, ILFC Ireland Limited and all of their respective shareholders, officers, directors, employees, agents, successors and assigns (collectively, the "Seller Additional Insureds") as additional insureds under the aviation and airline general third party liability insurance of BUYER or Buyer's Lessee, as applicable, which insurance will include the following terms and endorsements:

(a)    Such insurance will be in an amount not less than [*] per occurrence.

(b)    Such insurance will note the interest of and include as additional insureds SELLER and the other Seller Additional Insureds for their respective rights and interests.

(c)    SELLER and the other Seller Additional Insureds will have no responsibility for payment of premium.

(d)    Insurers will waive rights of subrogation against SELLER and the other Seller Additional Insureds.

(e)    The insurance as to the interests of each of SELLER and the other Seller Additional Insureds shall not be invalidated by any action or inaction by any other Assured. SELLER and the other Seller Additional Insureds shall be covered for their respective interests notwithstanding any breach or violation of warranty, condition or declaration, or by any nondisclosure or any false statement concerning the policy or the subject thereof, whether occurring before or after the date of this Sale Agreement, or whether before or after the loss.

(f)    Such insurance will be primary without rights of contribution in relation to any other insurance, and not subject to average.

(g)    There shall be a Severability of Interest endorsement.

ARTICLE 10
INSURANCE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

(h)    Such insurance will operate in all respects as if a separate policy had been issued to and covering each insured thereunder, provided, however, that the total liability under the policy will not exceed the limits of liability under the policy.
(i)    No cancellation of or material change to such insurance may be made without (30) days advance written notice to SELLER (or such lesser period as may be available in the case of war and allied perils).

ARTICLE 10
INSURANCE

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 11        REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

11.1        Representations and Warranties. BUYER represents and warrants the following to SELLER as of the date of execution of this Sale Agreement and as of the Closing Date:

11.1.1    Corporate Status. BUYER is a corporation duly formed, validly existing and in good standing under the Laws of the State of Florida. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

11.1.2    Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by BUYER of this Sale Agreement, except as will have been duly effected as of the Closing Date.

11.1.3    Binding. BUYER's Board of Directors has authorized BUYER to enter into this Sale Agreement, any Side Letters hereto and any other documentation in connection with the purchase of the Aircraft from SELLER (collectively, the "Operative Documents") and perform its obligations under the Operative Documents. This Sale Agreement and the other Operative Documents have been duly executed and delivered by BUYER and represent the valid, binding and enforceable obligations of BUYER except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights. When executed by BUYER at Delivery, the same will apply to the Acceptance Certificate.

11.1.4    No Breach. The execution and delivery by BUYER of this Sale Agreement and the Operative Documents, the consummation by BUYER of the transactions contemplated herein and compliance by BUYER with the terms and provisions hereof and thereof do not and will not contravene any Law applicable to BUYER or result in any breach of, or constitute any default under, or result in the creation of any Security Interest upon any property of BUYER pursuant to, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other

ARTICLE 11
RESPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

agreement or instrument to which BUYER is a party or by which BUYER or its properties or assets may be bound or affected, except that the BUYER will be obligated to grant a security interest in the Aircraft to SunTrust Bank, as Administrative Agent.

11.1.5    Licenses. BUYER holds all licenses, certificates and permits from applicable Government Entities in United States necessary for the performance of its obligations under this Sale Agreement.

11.1.6    No Suits. There are no suits, arbitrations or other proceedings pending or threatened against BUYER before any court or administrative agency against or affecting BUYER which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of BUYER or its ability to perform under this Sale Agreement.

11.1.7    No Withholding. Under the Laws of United States, BUYER will not be required to deduct any withholding or other Tax from any payment it may make under this Sale Agreement.

11.1.8    General Obligations. The obligations of BUYER under this Sale Agreement are direct, general and unconditional obligations of BUYER and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of BUYER, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance.

11.1.9    No Sovereign Immunity. BUYER, under the Laws of United States or of any other jurisdiction affecting BUYER, is subject to private commercial law and suit. Neither BUYER nor its properties or assets is entitled to sovereign immunity under any such Laws. BUYER's performance of its obligations hereunder constitute commercial acts done for commercial purposes.

11.1.10    No Default under this Sale Agreement. At the time of execution of this Sale Agreement, no default has occurred and is continuing between BUYER and SELLER.

11.1.11    Self Financing. The Sale Price will be paid by internal funds of BUYER and no third parties will be involved in the Sale.

ARTICLE 11
RESPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 12        REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

12.1        Representations and Warranties. SELLER represents and warrants the following to BUYER as of the date of execution of the Sale Agreement and as of the Closing Date and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 5.4:

12.1.1    Corporate Status. SELLER is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

12.1.2    Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any Government Entity is required for the valid authorization, execution, delivery and performance by SELLER of this Sale Agreement.

12.1.3    Binding. SELLER is authorized to enter into and to perform its obligations under this Sale Agreement and the other Operative Documents. This Sale Agreement is and, when executed by Seller, the other Operative Documents will have been duly authorized, executed and delivered by Seller and represent the legal, valid, enforceable and binding obligations of Seller except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights. When executed by Seller on the Closing Date, the same will apply to the Bill of Sale.

12.1.4    No Breach. The execution and delivery of this Sale Agreement and the Operative Documents, the consummation by SELLER of the transactions contemplated herein and compliance by SELLER with the terms and provisions hereof do not and will not contravene any Law applicable to SELLER, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of SELLER, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by‑law or other

ARTICLE 12
RESPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

agreement or instrument to which SELLER is a party or by which SELLER or its properties or assets may be bound or affected.

12.1.5    No Suits. There are no suits, arbitrations or other proceedings pending or threatened against SELLER before any court or administrative agency against or affecting SELLER which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of SELLER or its ability to perform under this Sale Agreement.

12.1.6    No Sovereign Immunity. SELLER, under the Laws of United States or of any other jurisdiction affecting SELLER , is subject to private commercial law and suit. Neither SELLER nor its properties or assets is entitled to sovereign immunity under any such Laws. SELLER 's performance of its obligations hereunder constitute commercial acts done for commercial purposes.

12.1.7    Title to Aircraft. At the Closing Time, SELLER will have good and valid title to the Aircraft to transfer to BUYER, free and clear of all Security Interests whatsoever arising by, through or under SELLER.

ARTICLE 12
RESPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 13        ASSIGNMENT

13.1        Sale or Assignment by BUYER or SELLER. Neither BUYER nor SELLER may assign or transfer its rights or obligations under this Sale Agreement without the prior written consent of the other party hereto, provided however that (a) BUYER may assign its rights and obligations hereunder, provided that BUYER, or another guarantor reasonably acceptable to Seller, shall have given a guaranty of such assignee's obligations in form and substance satisfactory to SELLER, or (b)  BUYER may assign its rights, but not its obligations, hereunder.

ARTICLE 13
ASSIGNMENT

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 14        NOTICES

14.1        Manner of Sending Notices. Any notice, request or information required or permissible under this Sale Agreement will be in writing and in English. Notices will be delivered in person or sent by fax, e‑mail, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth in Article 14.2. In the case of a fax, notice will be deemed received on the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent. In the case of e‑mail or a mailed letter, notice will be deemed received upon actual receipt. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

14.2        Notice Information. Notices will be sent:

If to SELLER:    INTERNATIONAL LEASE FINANCE CORPORATION
10250 Constellation Blvd., 34th Floor
Los Angeles, California 90067
United States of America

Attention:    Legal Department

E-Mail:
Fax:        310‑788‑1990

If to BUYER:    CARGO AIRCRAFT MANAGEMENT, INC.
7100 TPC Drive, Suite 100
Orlando, Florida 32822
United States of America

Attention:    William B. Tarpley

E-Mail:    btarpley@cargoleasing.com
Fax:        407-517-0303

ARTICLE 14
NOTICES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

With a copy to:

CARGO AIRCRAFT MANAGEMENT, INC.
7100 TPC Drive, Suite 100
Orlando, Florida 32822
United States of America

Attention:     General Counsel

E-Mail:    legal@cargoleasing.com
Fax:        407-517-0302

or to such other places and numbers as either party directs in writing to the other party.

ARTICLE 14
NOTICES

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 15        GOVERNING LAW AND JURISDICTION

15.1        California Law. This Sale Agreement is being delivered in the State of California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

15.2        Non‑Exclusive Jurisdiction in California. As permitted by Section 410.40 of the California Code of Civil Procedure, the parties hereby irrevocably submit to the non‑exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

15.3        Service of Process. The parties hereby consent to the service of process (a) out of any of the courts referred to above, (b) in accordance with Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by air mail, certified or registered mail to the address set forth in Article 14.2, postage prepaid, return receipt requested or (c) in accordance with the Hague Convention, if applicable.

15.4        Prevailing Party in Dispute. If any legal action or other proceeding is brought in connection with or arises out of any provisions in this Sale Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre‑ and post‑judgment Default Interest.

15.5        Waiver. BUYER AND SELLER HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY. BUYER AND SELLER HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS SALE AGREEMENT BROUGHT IN ANY OF THE COURTS REFERRED TO IN ARTICLE 15.2, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

ARTICLE 15
GOVERNING LAW AND JURISDICTION

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

ARTICLE 16        MISCELLANEOUS

16.1        No Brokers. The Aircraft is being sold and purchased without a broker. If any person asserts any claim against SELLER or BUYER for fees or commissions by reason of any alleged agreement to act as a broker for either SELLER or BUYER in this transaction, the party for which said person claims to have acted will on demand defend, indemnify and hold harmless the other party from and against all claims, demands, liabilities, damages, losses, judgments and expenses of every kind (including legal fees, costs and related expenses) arising out of such claim.

16.2        Confidentiality. This Sale Agreement, any Operative Documents and all non‑public information obtained by either party about the other are confidential and are between SELLER and BUYER only and will not be disclosed by a party to third parties (other than to such party's auditors, legal or technical advisors or as required by applicable Law) without the prior written consent of the other party. If disclosure is required as a result of applicable Law, the party obligated to make the disclosure will use reasonable efforts to obtain confidential treatment as to the commercial terms and other material provisions of this Sale Agreement. The parties acknowledge that BUYER's ultimate parent company, Air Transport Services Group, Inc. ("ATSG"), may be required to file this Sale Agreement with the U.S. Securities and Exchange Commission ("SEC"). In such event, BUYER will cause ATSG to make commercially reasonable efforts to seek confidential treatment of such portions hereof as are permitted in accordance with SEC regulations, based on the advice of counsel.

16.3        Rights of Parties. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law. The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right, any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

16.4        Further Assurances. Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law, reasonably requested by the auditors of the other party or requested by the other

ARTICLE 16
MISCELLANEOUS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Sale Agreement.

16.5        Use of Word including. The term "including" is used herein without limitation and by way of example only.

16.6        Headings. All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Sale Agreement. Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Sale Agreement.

16.7        Invalidity of any Provision. If any of the provisions of this Sale Agreement become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

16.8        Negotiation. The terms of this Sale Agreement are agreed by SELLER from its principal place of business in Los Angeles, California.

16.9        Time is of the Essence. Time is of the essence in the performance of all obligations of the parties under this Sale Agreement and, consequently, all time limitations set forth in the provisions of this Sale Agreement will be strictly observed.

16.10        Amendments in Writing. The provisions of this Sale Agreement may only be amended or modified by a writing executed by SELLER and BUYER.

16.11        Counterparts. This Sale Agreement may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

16.12        Delivery of Documents by Fax or E-Mail. Delivery of an executed counterpart of this Sale Agreement or of any other documents in connection with this Sale Agreement by fax or in an image file by e-mail will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Sale Agreement or other document by fax or in an image file by e-mail will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Sale Agreement or such other document will not affect the validity or effectiveness of this Sale Agreement or such other document.

ARTICLE 16
MISCELLANEOUS

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

CARGO AIRCRAFT MANAGEMENT, INC.
1 Used Boeing 757-2Q8ER MSN 26273
(Scheduled Sale Date: February 28, 2011)

16.13        Entire Agreement. This Sale Agreement and any Operative Documents constitute the entire agreement between the parties in relation to the sale of the Aircraft by SELLER to BUYER and the purchase of the Aircraft by BUYER from SELLER and supersede all previous proposals, agreements and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

ARTICLE 16
MISCELLANEOUS

IN WITNESS WHEREOF, SELLER and BUYER have caused this Sale Agreement to be executed by their respective officers as of February 11, 2011.

INTERNATIONAL LEASE FINANCE CORPORATION	CARGO AIRCRAFT MANAGEMENT, INC.

By: /s/ Martin Olson Martin Olson Its: Senior Vice President	By: /s/ Joseph C. Hete Its: CEO

SIGNATURE PAGE

EXHIBIT A        AIRCRAFT DESCRIPTION

Aircraft Manufacturer and Model:        Boeing 757-2Q8ER

Year of Aircraft Manufacture:            1994

Manufacturer's Serial Number:            26273

Turkish Registration Mark:            TC-SNC

Engine Manufacturer and Model:            Pratt & Whitney PW2037

Engine Serial Numbers:                P726735 and P726736

EXHIBIT A
AIRCRAFT DESCRIPTION

EXHIBIT B        AIRCRAFT DOCUMENTS

AIRCRAFT RECORDS

1.    Copies of original Certificates delivered by Boeing, such as:
a. Airworthiness Certificate for Export
b. Radio installation conformity certificate
c. Noise limitation certificate
2.    Copies of original Documents delivered by Boeing, such as:
a. Airworthiness Directive Compliance list
b. Aircraft inspection report
c. Readiness Log
d. Weighing report
3.    Copies of current Certificates:
a. Airworthiness Certificate
b. Noise limitation
c. Radio license
d. Interior material burn certificates
e. Certificate of Export
f. Aircraft deregistration confirmation
g. Aircraft Registration
4.    Letters signed and stamped by Quality Assurance:
a. Current aircraft hours and cycles
b. Current engines hours and cycles
c. Accident and Incident report
d. Summary of Maintenance Program
e. AD compliance during the lease term
5.    Aircraft log books and Readiness Log
6.    Aircraft Hard Time (HT) inspection status
7.    One year forecast for HT inspection
8.    Aircraft Modification status, including service bulletins
9.    Last weighing report prior to redelivery
10.    AD compliance report with original signoffs
11.    Corrosion Prevention Control Program compliance summary
12.    Routine and non‑routine job cards of the Return Check

EXHIBIT B
AIRCRAFT DOCUMENTATION

13.    Routine and non‑routine maintenance work cards for tasks performed during the Lease Term that were not repeated at or superseded by the Return Check
14.    Past year pilot and maintenance discrepancies
15.    Major and Minor structural repairs with applicable approvals
16.    Compass Swing report of the last three years
17.    Cabin Configuration drawing (LOPA)
18.    Emergency equipment location drawing
19.    Engineering data package for all modifications

ENGINES RECORDS

1.    Last test cell run reports
2.    Life‑limited Parts status and traceability
3.    AD compliance report with original signoffs
4.    Engine Modification / service bulletin /inspection report and applicable forms
5.    Last heavy maintenance records for each module
6.    Engine log books
7.    Engine removal history
8.    Past year trend monitoring reports
9.    Historical borescope reports
10.    Engine component report

APU RECORDS

1.    APU status (FH, FC, limits)
2.    Life‑limited Part status and traceability
3.    AD compliance report with original signoffs
4.    Modification status
5.    Last heavy maintenance documents
6.    APU log books
7.    Last test cell report

COMPONENT RECORDS

1.    Aircraft component inventory
2.    Hard time component inventory
3.    All required serviceable tags
4.    Landing Gear status with last overhaul and life‑limited Part status
5.    AD compliance report with original signoffs

EXHIBIT B
AIRCRAFT DOCUMENTATION

6.    Modification status

EXHIBIT B
AIRCRAFT DOCUMENTATION

EXHIBIT C        ACCEPTANCE CERTIFICATE

CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation ("BUYER"), does hereby represent, acknowledge, warrant and agree as follows:

1.    BUYER and INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation ("SELLER") have entered into an Aircraft Sale Agreement dated as of February 11, 2011 (hereinafter referred to as the "Sale Agreement") pursuant to which BUYER has purchased the Aircraft (as defined therein). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Sale Agreement.

2.    SELLER has delivered to BUYER, and BUYER has accepted for purchase from SELLER, this ____ day of _______________, 2011 (Time: ____________) (the "Sale Time"):

(a)    One (1) Boeing 757-2Q8ER Aircraft bearing Manufacturer's serial number 26273 and Registration Mark TC-SNC, together with two (2) Pratt & Whitney PW2037 Engines bearing manufacturer's serial numbers P726735 and P726736, an APU bearing manufacturers serial number ______ and all Parts attached thereto, all in airworthy condition.

(b)    All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts set forth in the list of Aircraft Documentation attached hereto.

3.    At the Sale Time, the above Aircraft was located at _____________________.

4.    BUYER represents, warrants, acknowledges and agrees as follows:

(a) All of the foregoing has been delivered and accepted on the date set forth above to Buyer's full satisfaction and pursuant to the terms and provisions of the Sale Agreement.

(b) The Aircraft, Engines, APU, Parts and Aircraft Documentation as described in the Sale Agreement have been fully examined by BUYER and have been received in a condition fully satisfactory to BUYER for BUYER to purchase the Aircraft.

EXHIBIT C
ACCEPTANCE CERTIFICATE

(c) BUYER AGREES THAT IT IS PURCHASING THE AIRCRAFT AND EACH PART THEREOF IS IN ITS "AS IS, WHERE IS" CONDITION AS OF THE SALE TIME AND PURSUANT TO THE TERMS AND CONDITIONS OF THE SALE AGREEMENT.

Dated on the date set forth above

CARGO AIRCRAFT MANAGEMENT, INC.

By:
Its:

ATTACHMENTS:

1. List of Aircraft Documentation

EXHIBIT C
ACCEPTANCE CERTIFICATE

ATTACHMENT 1 TO ACCEPTANCE CERTIFICATE

LIST OF AIRCRAFT DOCUMENTATION

EXHIBIT C
ACCEPTANCE CERTIFICATE

EXHIBIT D        WARRANTY BILL OF SALE

INTERNATIONAL LEASE FINANCE CORPORATION ("Seller"), a corporation organized under the laws of the State of California, is the owner of the full legal and beneficial title to the following equipment (collectively, the "Aircraft"):

1.    One Boeing 757-2Q8ER aircraft bearing manufacturer's serial number 26273.

2.    Two (2) Pratt & Whitney PW2037 engines bearing manufacturer's serial numbers P726735 and P726736.

3.    All appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed in or attached to such aircraft and engines.

4.    All Aircraft Documentation (as such term is defined in the Sale Agreement).

For and in consideration of the sum of One United States Dollar (US$1) and other valuable consideration, receipt of which is hereby acknowledged, Seller does hereby sell, grant, transfer, deliver and set over to CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation ("Buyer"), and its successors and assignees forever all of Seller's right, title and interest in and to the Aircraft, to have and to hold the Aircraft for its and their use forever.

Seller hereby warrants to Buyer and its successors and assigns that there is hereby conveyed to Buyer on the date hereof good and marketable title to the Aircraft free and clear of all liens, claims, charges, security interests and encumbrances whatsoever. Seller further agrees to warrant and defend such title forever against all claims and demands.

Except as otherwise expressly provided herein, the Aircraft is being sold in its "AS IS, WHERE IS" condition on the date hereof.

This Warranty Bill of Sale is given by Seller pursuant to the Aircraft Sale Agreement dated as of February 11, 2011, between Seller and Buyer (the "Sale Agreement"). Capitalized words used herein and not otherwise defined will have the meanings set forth in the Sale Agreement.

EXHIBIT D
WARRANTY BILL OF SALE

IN TESTIMONY WHEREOF we have set our hand this _____ day of _____________, ______.

INTERNATIONAL LEASE FINANCE
CORPORATION

By:

Title

EXHIBIT D
WARRANTY BILL OF SALE

EXHIBIT E        ASSIGNMENT OF RIGHTS (AIRFRAME)

[DATE]

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124‑2207

Attention:    Vice PresidentContracts
Mail Code 21‑34

Subject:    Assignment in connection with the sale of Boeing Model 757-2Q8ER aircraft bearing manufacturer's serial number 26273 by International Lease Finance Corporation to Cargo Aircraft Management, Inc.

Ladies and Gentlemen:

This assignment ("Assignment") is entered into by International Lease Finance Corporation ("Seller") and Cargo Aircraft Management, Inc. ("Buyer") in connection with the sale by Seller to Buyer of a Boeing aircraft (as more fully described below).

Reference is made to Purchase Agreement 1499 dated August 25, 1988, entered into between The Boeing Company ("Boeing") and Seller (as amended and supplemented, the "Boeing Agreement") under which Seller purchased a certain Boeing Model 757-2Q8ER aircraft bearing manufacturer's serial number 26273 (the "Aircraft").

Capitalized terms used herein without definition will have the same meanings as in the Boeing Agreement.

In connection with Seller's sale of the Aircraft to Buyer on [_______, 2011] (the "Transfer Date"), Seller hereby assigns to Buyer all the remaining rights, if any, of Seller related to the Aircraft under the Boeing Agreement. To accomplish this assignment of rights, as authorized by the provisions of the Boeing Agreement:

EXHIBIT E
ASSIGNMENT OF RIGHTS (AIRFRAME)

1. Seller confirms that it is the owner of the Aircraft and the holder of the rights with respect to the Aircraft that are assigned herein.

2. Buyer acknowledges that it has received copies of the following provisions of the Boeing Agreement applicable to the Aircraft and agrees to be bound by and comply with all the terms, conditions and limitations contained in such provisions, including those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance provisions thereof:

Boeing Agreement
Article 10 ‑ Assignment, Resale or Lease
10.1	Assignment
10.2	No Increase in Boeing Liability
10.4	Post‑delivery Sale of Aircraft
10.5	Post‑delivery Lease of Aircraft

Article 13.2 ‑ Customer Support Document

Article 14 ‑ Notices and Requests

Article 15 ‑ Miscellaneous
15.6	Governing Law

Exhibit B ‑ Product Assurance Document
Part A	Boeing Warranty
Part B	Warranty Repairs and Modifications by Buyer
Part C	Boeing Service Life Policy
Part D	Exclusion of Liabilities
Part E	Boeing Indemnity Against Patent Infringement
Part F	Supplier Warranties and Patent Indemnities
Part H	Boeing Interface Commitment
Part I	Duplicate Product Assurance Remedies

Exhibit C‑1 ‑ Customer Support Document
Part B	Boeing Service Support
Part D	Technical Data and Documents

EXHIBIT E
ASSIGNMENT OF RIGHTS (AIRFRAME)

Part E	Buyer's Insurance

Exhibit E ‑ Buyer Furnished Equipment Document
Paragraph 6	Buyer's Indemnification of Boeing
Paragraph 7	Patent Indemnity ‑ BFE

Letter Agreement No. 1499 ‑ 3 ‑ Seller Purchased Equipment
Paragraph 12	Buyer's Indemnification of Boeing

Appendix III - Sample Lessee Insurance Certificate

3. Seller will remain responsible to Boeing for any amounts owed to Boeing with respect to the Aircraft under the Boeing Agreement prior to the Transfer Date, including any amounts owed by Seller to Boeing under the provisions of the Boeing Agreement referenced in paragraph 2 based upon events or incidents relating to the Aircraft occurring prior to the Transfer Date.

4. Boeing will look to Buyer and not to Seller with respect to the provisions of the Boeing Agreement referenced in paragraph 2 (the "Assigned Provisions") for claims related to events or incidents pertaining to the Aircraft occurring on or after the Transfer Date. With respect to such claims, Boeing shall have no claim under the Assigned Provisions against Seller.

We request that Boeing acknowledge receipt of this Assignment and consent to the assignment of rights and obligations set forth herein by signing the consent below and by forwarding one copy of this Assignment to each of the undersigned.

INTERNATIONAL LEASE FINANCE CORPORATION, as Seller	CARGO AIRCRAFT MANAGEMENT, INC., as Buyer

By: Its:	By: Its:

EXHIBIT E
ASSIGNMENT OF RIGHTS (AIRFRAME)

Boeing Consent

Receipt of the above Assignment is hereby acknowledged and the assignment of rights described above is hereby confirmed, effective as of this date.

THE BOEING COMPANY
By: Its: Date:

EXHIBIT E
ASSIGNMENT OF RIGHTS (AIRFRAME)

EXHIBIT F        ASSIGNMENT OF RIGHTS (ENGINES)

ASSIGNMENT OF SERVICE POLICY BENEFITS AND ENGINE WARRANTIES

This ASSIGNMENT OF SERVICE POLICY BENEFITS AND ENGINE WARRANTIES dated as of _________________, 2011 (the "Assignment"), is entered into by and between International Lease Finance Corporation ("Assignor") and Cargo Aircraft Management, Inc. ("Assignee").

WHEREAS, Assignor and United Technologies Corporation, Pratt & Whitney Division ("Engine Manufacturer") are parties to the Consolidated JT8D‑200 Series/PW2000 Series/PW4000 Series Propulsion System/Engine Support Contract dated May 11, 1988 (the "Support Agreement") pursuant to which Assignor has certain rights and interests in and benefits under (i) the Engine and Parts Service Policy, PW2000 Series Turbine Engines, last revised as of February 15, 1994 (the "Service Policy" and such rights and interests therein and benefits thereunder, the "Service Policy Benefits") and (ii) the United Technologies Corporation Standard Terms and Conditions of Sale dated August 1987 (Ref# L77940001)(the "Standard Terms and Conditions of Sale" and such rights and interests therein and benefits thereunder, the "Engine Warranties").

WHEREAS, on April 1, 1994, Assignor purchased from The Boeing Company one Boeing model 757-2Q8ER aircraft bearing manufacturer's serial number 26273, equipped with two Pratt & Whitney PW2037 engines bearing manufacturer's serial numbers P726735 and P726736 (the "Engines" and, collectively with such airframe, the "Aircraft"); and

WHEREAS, pursuant to that certain Aircraft Sale Agreement dated as of February 11, 2011, between Assignor, as seller, and Assignee, as buyer, Assignor sold the Aircraft to Assignee; and

WHEREAS, in connection with the sale of the Aircraft to Assignee on ____________, 2011 (the "Transfer Date") and on the terms and conditions set forth below, Assignee wishes to acquire from Assignor and Assignor is willing to assign to Assignee all of the remaining Service Policy Benefits and Engine Warranties in respect of the Engines as of such Transfer Date; and

EXHIBIT F
ASSIGNMENT OF RIGHTS (ENGINE)

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other valuable consideration, the receipt and sufficiency of which is hereby acknowledged the parties hereto agree, effective as of the Transfer Date, as follows:

23.    Assignor hereby assigns and transfers to Assignee all of the remaining Service Policy Benefits and Engine Warranties in respect of the Engines.

24.    Each party agrees that at any time from time‑to‑time, on written request of any other party hereto and at the expense of the party so requesting, that it will promptly and duly execute and deliver any and all reasonable documentation required to accomplish the assignment and transfer of the rights, interests and benefits referred to above.

25.    Notwithstanding any provision to the contrary, nothing contained in this Assignment shall (i) subject the Engine Manufacturer to any liability or obligation to which it would not otherwise be subject with respect to the Service Policy Benefits under the Service Policy and with respect to the Engine Warranties under the Standard Terms and Conditions of Sale, (ii) modify in any respect the Engine Manufacturer's contract rights thereunder, (iii) subject the Engine Manufacturer to any multiple or duplicative liability or obligation under the Service Policy or the Standard Terms and Conditions of Sale, as applicable, or (iv) limit any rights of setoff the Engine Manufacturer may have under applicable law.

26.    The Service Policy Benefits and Engine Warranties may not be further assigned, including, without limitation, assignments for security purposes, without the express written consent of the Engine Manufacturer, not to be unreasonably withheld.

27.    This Assignment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns to the extent expressly permitted by the Service Policy and the Standard Terms and Conditions of Sale and the consent and agreement of Engine Manufacturer hereto.

28.    This Assignment shall be governed by and construed in accordance with the laws of the State of California.

29.    This Assignment may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument and any party may execute this Assignment by signing any counterpart.

EXHIBIT F
ASSIGNMENT OF RIGHTS (ENGINE)

IN WITNESS WHEREOF, the authorized representative of the parties hereto have executed this Assignment as of the day and year first above written.

For and on behalf of: INTERNATIONAL LEASE FINANCE CORPORATION	For and on behalf of: CARGO AIRCRAFT MANAGEMENT, INC.

By:	By:
Its:	Its:

EXHIBIT F
ASSIGNMENT OF RIGHTS (ENGINE)

Consent and Agreement of Pratt & Whitney

UNITED TECHNOLOGIES CORPORATION, PRATT & WHITNEY DIVISION, a Delaware corporation ("P&W"), hereby acknowledges notice of and consents to all of the terms of the Assignment of Service Policy Benefits and Engine Warranties dated the ___day of ______________ (the "Assignment") in respect of two PW2037 engines bearing manufacturer's serial numbers P726735 and P726736 installed on one Boeing 757-2Q8ER aircraft having manufacturer's serial number 26273, and made between International Lease Finance Corporation (hereinafter referred to as "Assignor") and Cargo Aircraft Management, Inc. (hereinafter referred to as an "Assignee") to the extent applicable to P&W. P&W hereby confirms to the Assignor and the Assignee that the Service Policy Benefits and Engine Warranties as defined in the Assignment, to the extent the same relates to the Engines, shall inure to the benefit of the Assignee to the same extent as if originally named in the Support Agreement and to the benefit of the Assignor (but only to the extent provided in the Assignment) in each case subject to the terms of the Assignment provided always that P&W shall not owe any liability or obligation under the Service Policy and the Standard Terms and Conditions of Sale, as applicable, more than once in total and provided further that, without prejudice to the terms of this Consent and Agreement and the Assignment, P&W shall not be construed as being a party to the Assignment.

Words and expressions defined in the Assignment shall have the same respective meanings when used herein.

This Consent and Agreement is governed by and shall be construed in accordance with the laws of the State of Connecticut.

Dated as of the ____ day of __________________.

UNITED TECHNOLOGIES CORPORATION,
PRATT & WHITNEY DIVISION

By:

Title

EXHIBIT F
ASSIGNMENT OF RIGHTS (ENGINE)